Angel Oak Mortgage Trust 2022-2 ABS-15G

Exhibit 99.6

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Angel Oak Real Estate Investment Trust III. The review included a total of 385 newly originated residential mortgage loans, in connection with the securitization identified as AOMT 2022-2 (the “Securitization”). The review began on August 1, 2021, and concluded in November 1, 2021.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation product was not required when the CU score provided was at or below 2.5. In the event the CU score greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (385 loans in total):

72 loans had Desktop Reviews and 79 loans had Automated Value Models.

If a loan with a Desktop Review or AVM with fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

One loan had a field review, of which one field review supported the value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 385 mortgage loans reviewed, 92 unique mortgage loans (23.90% by loan count) had a total of 109 different tape discrepancies across eight data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
UW FICO Utilized	72	66.06%
Original CLTV	14	12.84%
Original LTV	10	9.17%
Property Type	5	4.59%
Origination Date	5	4.59%
Loan Purpose	1	0.92%
Loan Type	1	0.92%
Occupancy	1	0.92%
Total Discrepancies:	109	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 80.09% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	343	$157,613,779.00	89.09%
Event Grade B	42	$22,564,099.00	10.91%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	385	$180,177,878.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	349	90.65%
Event Grade B	36	9.35%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	385	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	380	98.70%
Event Grade B	5	1.30%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	385	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	382	99.22%
Event Grade B	3	0.78%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	385	100.0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Grade	Exception Category	Total
Credit	A	No Credit Findings	223
		Hazard Insurance Coverage is Not Sufficient.	13
		Borrower Income Verification does not match Approval	12
		Liquid Reserves are less than Guidelines Required	10
		Underwriting LTV exceeds Guideline Maximum Allowable	8
		Transmittal Summary is Missing	8
		Underwriting CLTV exceeds Guideline Maximum Allowable	7
		Borrower Income Verification is less than 12 months	6
		Housing history does not meet guidelines	6
		DSCR is less than guideline minimum	5
		Underwriting FICO does not meet Guideline Minimum Required	5
		Hazard Insurance Coverage is Not Sufficient	5
		Insufficient cash to close.	4
		Borrower Employment Verification does not meet guidelines	4
		Borrower Liabilities Verification Indicator is Partial	4
		Initial Loan Application is Missing	3
		HAZARD INSURANCE CERTIFICATE MISSING	3
		Fraud Report Missing	3
		Residual income does not meet guidelines.	3
		Qualifying DTI exceeds Guideline Maximum Allowable	3
		Signed 4506t is missing	3
		Hazard Insurance Effective Date is after the Note Date	3
		Borrower 1 VVOE is not within 7 days of Note date	2
		Note Document Indicator is Partial	2
		DTI exceeds Guideline Maximum Allowable	2
		Borrower credit report is greater than 60 days from the Note date	2
		Property is located in a FEMA disaster area	2
		Asset Documents are Incomplete	2
		Final Loan Application is Missing	2
		CoBorrower Income Verification does not match Approval	1
		Borrower 2 VVOE is not within 7 days of Note date	1
		Transmittal Summary Indicator is Missing	1
		Balance Sheet Does Not Meet Guidelines	1
		Hazard Insurance Indicator is Partial	1
		AUS is Missing	1
		Title Policty is Partial	1
		Large Deposits listed are not explained and/or sourced	1
		Borrower 2 is missing signed 4506t.	1
		Lender Exception/Waiver Approval Documentation is Missing	1

	Profit and Loss Does Not Meet Guidelines	1
	Lender Income Cash Analysis is Missing	1
	Borrower residency documentation not provided or issue with documentation	1
	Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
	Co-Borrower residency documentation not provided or issue with documentation	1
	All Interested Parties Not Checked against Exclusionary Lists	1
	Title Policy is Missing	1
	Flood Insurance Policy is Missing	1
	Condo Approval Missing	1
	Minimum Trade Line Requirement Not Met	1
	Borrower Employment Verification Level is missing	1
	Appraisal date is greater than 120 days from Origination date.	1
	Borrower 2 Income Verification is less than 12 months	1
	Liquid Reserves do not meet minimum Guideline Required	1
	Total Credit Grade (A) Exceptions	379
B	Underwriting LTV exceeds Guideline Maximum Allowable	5
	Liquid Reserves are less than Guidelines Required	5
	Housing history does not meet guidelines	4
	Underwriting FICO does not meet Guideline Minimum Required	4
	Underwriting CLTV exceeds Guideline Maximum Allowable	4
	Overdraft/NSF Count Exceeds Tolerance	2
	Loan amount is less than the minimum required loan amount	2
	Payment shock exceeds lender guidelines	2
	DSCR is less than guideline minimum	2
	Residual income does not meet guidelines.	1
	Note Document Indicator is Partial	1
	Minimum Trade Line Requirement Not Met	1
	Fraud Report Shows Uncleared Alerts	1
	Borrower Liabilities Verification Indicator is Partial	1

		Borrower Employment Verification does not meet guidelines	1
		Hazard Insurance Coverage is Not Sufficient	1
		Cash to Borrower Exceeds Maximum Allowable	1
		Liquid Reserves (Months) are less than AUS Minimum Required.	1
		Asset Documents are Incomplete	1
		All Interested Parties Not Checked against Exclusionary Lists	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Total Credit Grade (B) Exceptions	42
Compliance	A	No Compliance Findings	328
		Reimbursement Amount Test	24
		Consummation or Reimbursement Date Validation Test	23
		Charges That Cannot Increase Test	21
		Charges That In Total Cannot Increase More Than 10% Test	8
		Initial Closing Disclosure Delivery Date Test	7
		Qualified Mortgage APR Threshold Finding	4
		Written List of Service Providers Disclosure Date Test	4
		Initial Loan Estimate Delivery Date Test (from application)	4
		RESPA Homeownership Counseling Organizations Disclosure Date Test	3
		TRID “Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For” Validation Test	3
		TILA Right of Rescission Test	3
		TRID Disclosure Delivery and Receipt Date Validation Test	3
		Home Loan	3
		Homeownership Counseling Disclosure is Missing	3
		Notice of Special Flood Hazards is Missing	3
		Right to Cancel is Missing	2
		Settlement Cost Booklet was provided more than 3 days from the Originator Application Date	2

TRID Post-Consummation Reason for Redisclosure Validation Test	2
Affiliated Business Disclosure is Missing	2
Lender Credits That Cannot Decrease Test	2
Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	2
Home loan Toolkit is Missing	1
Security Instrument Indicator is Missing	1
CT NPHLA Average Prime Offer Rate APR Threshold	1
Intent to Proceed is Missing	1
Subprime Loan	1
GAFLA 3/2003 Home Loan Financing of Insurance Premiums Test	1
Initial Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
MD COMAR Higher-Priced Mortgage Loan Finding	1
Written List of Service Providers is Missing	1
Missing Taxpayer First Act Disclosure	1
Brokerage/Finder Fee Test	1
High-Cost Mortgage Financing of Points and Fees Test	1
TILA Finance Charge Test	1
Non-Numeric Clerical Error and Post-Consummation Revised Closing Disclosure Delivery Date Test	1
ATR/QM Status is Pending	1
Nonprime Home Loan (Oct. 1 2009 and after)	1
TRID Initial Closing Disclosure Date and Post-Consummation Event Requiring Redisclosure Validation Test	1
High-Cost Mortgage Late Fee Test	1
TX Constitution A6 Total Indebtedness Test	1
Original Loan Amount From Note Does Not Equal Final Closing Disclosure Loan Amount	1
Higher-Priced Mortgage Loan Required Escrow Account Test	1
High-Cost Mortgage Points and Fees Threshold Test	1
Security Instrument Indicator is Partial	1

	Per Diem Interest Amount Test	1
	State Defined Home Loan	1
	Potential Predatory Loan	1
	TILA APR Test	1
	Property Flood Zone reflects property is not in a flood zone but Special Flood Zone is marked Yes	1
	TILA Financing of Credit Insurance Test	1
	High-Cost Mortgage Pre-Loan Counseling Date Test	1
	TRID “Section A. Origination Charges” Validation Test	1
	Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	1
	TRID “Section C. Services You Can Shop For / Services Borrower Did Shop For” Validation Test	1
	High-Cost Mortgage Timing of Disclosure Test	1
	TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
	Reimbursement Date Test	1
	TRID Post-Consummation Event Validation Test	1
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6)).	1
	TRID Post-Consummation Revised Closing Disclosure Data Validation Test	1
	Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
	Initial Escrow Account Disclosure is Missing	1
	Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
	eSigned Documents Consent is Missing	1
	Revised Loan Estimate Delivery Date and Changed Circumstances Date Test	1
	Total Compliance Grade (A) Exceptions	500
B	Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
	Brokerage/Finder Fee Test	1
	TILA Right of Rescission Test	1
	Homeownership Counseling Disclosure is Missing	1
	Interest Rate Test	1

		Total Compliance Grade (B) Exceptions	5
Property	A	Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	34
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	29
		Third Party Valuation Product not Provided	28
		Third Party Valuation Product not Provided.	10
		UCDP Summary Report is Missing	7
		Appraisal guideline violation	2
		Property Survey Not Provided	2
		Third party AVM Confidence Score is less than 80%	2
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1
		Third Party AVM to appraised value exceeds 10% allowable variance	1
		Hazard Insurance Effective Date is after the Review Date	1
		Origination Appraisal is Missing	1
		Total Property Grade (A) Exceptions	118
	B	Appraisal guideline violation	3
		Total Property Grade (B) Exceptions	3

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.